ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Annual Portfolio Overview

2012

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investments Following the Quarter	2

Dispositions During the Quarter	2

Disposition Following the Quarter	3

Portfolio Overview	4

10% Status Report	6

Revolving Line of Credit	7

Perfomance Analysis	7

Transactions with Related Parties	9

Financial Statements	11

Forward Looking Information	16

Additional Information	16

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Introduction to Portfolio Overview

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.’s (the “Fund”) Annual Portfolio Overview for the year ended December 31, 2012.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 14, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $257,646,987 commencing with our initial offering on May 18, 2009 through the closing of our offering on May 18, 2011.  During our operating period, we will invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended December 31, 2012:

SAExploration Holdings, Inc.
Investment Date:	11/28/2012	Collateral:	Seismic imaging equipment valued at $33,500,000.
Structure:	Loan
Expiration Date:	11/28/2016
Facility Amount:	$13,500,000
Fund Participation:	$4,050,000

Platinum Energy Solutions, Inc.
Investment Date:	12/17/2012	Collateral:	Oil well fracking, cleaning and servicing equipment valued at $69,000,000.
Structure:	Loan
Expiration Date:	01/01/2017
Facility Amount:	$15,000,000
Fund Participation:	$8,700,000

Höegh Autoliners Shipping AS
Investment Date:	12/20/2012	Collateral:	A car carrier vessel valued at $82,000,000.
Structure:	Lease
Expiration Date:	12/21/2020
Purchase Price:	$82,000,000
Fund Participation:	$4,256,000*

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Investments Following the Quarter

The Fund made the investments below following the quarter ended December 31, 2012:

Go Frac, LLC
Investment Date:	02/15/2013	Collateral:	Oil well fracking, cleaning and servicing equipment acquired for approximately $11,804,000.
Structure:	Lease
Expiration Date:	11/30/2016
Purchase Price:	$11,804,000*
Fund Participation:	$4,486,000*

Heniff Transportation Systems, LLC
Investment Date:	03/01/2013	Collateral:	Tractors, stainless steel tank trailers and related equipment valued at approximately $44,810,000.
Structure:	Loan
Expiration Date:	08/31/2016
Facility Amount:	$12,000,000
Fund Participation:	$4,800,000

Ardmore Shipholding Limited
Investment Date:	04/02/2013	Collateral:	Two chemical tanker vessels acquired for $37,100,000.
Structure:	Lease
Expiration Date:	04/30/2018
Purchase Price:	$37,100,000
Fund Participation:	$16,695,000
* Approximate amount

Dispositions During the Quarter

The Fund disposed of the following investments during the quarter ended December 31, 2012:

Revstone Transportation, LLC
Structure:	Loan	Collateral:	Automotive manufacturing equipment.
Disposition Date:	11/16/2012
Equity Invested:	$17,857,000*
Total Proceeds Received:	$21,316,000*

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Dispositions During the Quarter (continued)

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Date:	09/30/2012
Equity Invested:	$5,323,000*
Total Proceeds Received:	$6,758,000*

Quattro Plant Limited
Structure:	Loan	Collateral:	Rail support construction equipment.
Disposition Date:	11/14/2012
Equity Invested:	$4,258,000*
Total Proceeds Received:	$6,140,000*

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Disposition Date:	10/19/2012
Equity Invested:	$821,000*
Total Proceeds Received:	$997,000*
Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Disposition Dates:	11/30/2012 02/28/2013
Equity Invested:	$6,415,000*
Total Proceeds Received:	$8,020,000*

* Approximate amount

Disposition Following the Quarter

The Fund disposed of the investment below following the quarter ended December 31, 2012:
Kanza Construction, Inc.
Structure:	Loan	Collateral:	Trucks, trailers, cranes, crawlers and excavators used in railroad services business.
Disposition Dates:	Various through 04/10/2013
Equity Invested:	$7,500,000
Total Proceeds Received:	$4,837,000**

** Kanza’s unexpected financial hardship resulted in its failure to meet certain payment obligations.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview

As of December 31, 2012, our portfolio consisted of the following investments:

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Expiration Date:	02/01/2018

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Expiration Date:	08/01/2014

EMS Enterprise Holdings, LLC
Structure:	Loan	Collateral:	Metal cladding equipment consisting of furnaces, rolling mills, winders, slitters and production lines.
Expiration Date:	09/01/2014

Western Drilling Inc.
Structure:	Loan	Collateral:	Oil and drilling rigs.
Expiration Date:	08/01/2016

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Expiration Date:	07/28/2016 09/14/2016

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

SAExploration Holdings, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Expiration Date:	11/28/2016

NTS, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Expiration Date:	07/01/2017

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Expiration Date:	10/01/2017

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Expiration Date:	01/16/2021

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Expiration Date:	10/06/2014

Atlas Pipeline Mid-Continent, LLC
Structure:	Lease	Collateral:	Natural gas compressors.
Expiration Date:	08/31/2013

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tankers and two Very Large Crude Carriers.
Expiration Date:	03/29/2014 03/29/2021

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview (continued)

Exopack, LLC
Structure:	Lease	Collateral:	Film extrusion line and flexographic printing presses.
Expiration Date:	07/31/2014 09/30/2014

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Date:	01/01/2017

Geden Holdings Limited
Structure:	Lease	Collateral:	A crude oil tanker and two supramax bulk carrier vessels.
Expiration Date:	06/21/2016 09/30/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	06/03/2021

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	02/28/2014 06/30/2014

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Expiration Date:	05/31/2015

10% Status Report

As of December 31, 2012, the crude oil tanker bareboat chartered to Geden Holdings Limited and the two very large crude carriers bareboat chartered to AET, Inc. Limited were the investments that individually constituted at least 10% of the aggregate purchase price of our investment portfolio. All three of the vessels are scheduled to remain on bareboat charter during the 2013 calendar year.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

10% Status Report (continued)

As of December 31, 2012, the crude oil tanker had forty-three monthly payments remaining, while the bareboat charters for the two very large crude carriers had ninety-eight monthly payments remaining. To the best of our Investment Manager’s knowledge, each vessel remains seaworthy, is maintained in accordance with commercial marine standards and applicable laws and regulations of the governing shipping registry as required under each bareboat charter.

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $15,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien by third parties.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.

The Facility has been extended through March 31, 2015. The interest rate on general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the current London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay a 0.5% fee on unused commitments under the Facility. At December 31, 2012, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested As of December 31, 2012	$262,481,022
Leverage Ratio	1.10:1*
% of Receivables Collected in the Quarter Ended December 31, 2012	100%**
*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of April 30, 2013.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the revolver, as well as the net proceeds from equity raised through the sale of interests during such period.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make investments and Distributions to Partners

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

In summary, CABO is calculated as:
Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period
= CABO

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

Cash Available From Business Operations
for the Period January 1, 2012 through December 31, 2012

Cash Balance at January 1, 2012	$48,783,509
Cash Balance at December 31, 2012	$18,719,517

Net Change in Cash		$(30,063,992)

Add Back:
Distributions Paid to Partners from January 1, 2012 through December 31, 2012		$20,915,527

Investments made during the Period
Investment in Notes Receivable	$64,095,652
Investment in Joint Ventures	$4,797,315
Investment by Noncontrolling Interests, net	$(2,683,745)
		$66,209,222	(1)

Deduct:
Net Equity raised during the Period		$(4,486	)(2)
Debt Proceeds used specifically for Investments and activity related to the revolver		$-

Cash Available from Business Operations (CABO)		$57,065,243

(1) This amount is the net amount of (a) Sale of Limited Partnership Interests, (b) Sales and Offering Expenses Paid, (c) Deferred Charges and (d) Repurchase of Limited Partnership Interest, all directly from the GAAP Cash Flow statement.  This amount is deducted as it is not considered a source for distributions.

(2) Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager, whereby we pay certain fees and reimbursements to these parties.  ICON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses were capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus.  During the quarter ended December 31, 2012, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $1,411,000. In connection with the investments made following the quarter ended December 31, 2012, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $935,000.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties (continued)

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our General Partner in the amount of $209,155, $191,790 and $97,933 for the years ended December 31, 2012, 2011 and 2010, respectively. Additionally, our General Partner’s interest in our net income for the years ended December 31, 2012 and 2011 and 2010 was $127,585, $13,878 and $23,384, respectively.

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

			Years Ended December 31,
Entity	Capacity	Description	2012	2011	2010
ICON Capital, LLC	Investment Manager	Organizational and offering expense reimbursements (1)	$-	$273,438	$1,075,100
ICON Securities, LLC	Dealer-Manager	Dealer-manager fees (2)	-	1,877,234	3,542,132
ICON Capital, LLC	Investment Manager	Acquisition fees (3)	3,951,374	9,030,609	5,923,983
ICON Capital, LLC	Investment Manager	Management fees (4)	3,205,434	1,943,217	588,415
ICON Capital, LLC	Investment Manager	Administrative expense reimbursements (4)	4,029,397	5,241,199	4,778,359
			$11,186,205	$18,365,697	$15,907,989

(1) Amount capitalized and amortized to partners' equity.
(2) Amount charged directly to partners' equity.
(3) Amount capitalized and amortized to operations.
(4) Amount charged directly to operations.

At December 31, 2012 and 2011, we had a net payable of $28,617 and $398,466, respectively, due to our General Partner and its affiliates that primarily consisted of administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Balance Sheets

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Consolidated Balance Sheets

	December 31,
	2012	2011
Assets

Cash and cash equivalents	$18,719,517	$48,783,509
Restricted cash	6,838,606	2,500,000
Net investment in finance leases	140,272,169	145,974,532
Leased equipment at cost (less accumulated depreciation
of $28,994,563 and $18,302,163, respectively)	161,940,646	181,110,196
Net investment in notes receivable	90,285,675	70,406,783
Note receivable from joint venture	2,442,457	2,800,000
Investment in joint ventures	5,568,255	1,029,336
Other assets	7,010,832	6,044,435
Total assets	$433,078,157	$458,648,791
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$200,660,283	$221,045,626
Derivative financial instruments	11,395,234	10,663,428
Deferred revenue	3,396,115	3,245,739
Due to General Partner and affiliates, net	28,617	398,466
Accrued expenses and other liabilities	11,528,886	9,418,900
Total liabilities	227,009,135	244,772,159

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	194,412,829	202,492,816
General Partner	(359,514)	(277,944)
Total partners' equity	194,053,315	202,214,872
Noncontrolling interests	12,015,707	11,661,760
Total equity	206,069,022	213,876,632
Total liabilities and equity	$433,078,157	$458,648,791

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Statements of Operations
(unaudited)

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statements of Operations

	Years Ended December 31,
	2012	2011	2010
Revenue:
Finance income	$27,572,861	$19,785,844	$4,845,310
Rental income	31,089,039	25,458,743	5,434,204
(Loss) income from investment in joint ventures	(18,175)	1,353,427	2,413,711
Other income	99,019	199,099	142,001
Total revenue	58,742,744	46,797,113	12,835,226
Expenses:
Management fees	3,205,434	1,943,217	588,415
Administrative expense reimbursements	4,029,397	5,241,199	4,778,359
General and administrative	2,244,418	3,393,938	997,243
Credit loss	2,636,066	620,000	-
Depreciation	17,069,071	14,185,603	3,467,107
Interest	11,353,724	9,128,786	587,210
Loss on derivative financial instruments	4,478,985	12,557,138	-
Total expenses	45,017,095	47,069,881	10,418,334
Net income (loss)	13,725,649	(272,768)	2,416,892
Less: net income (loss) attributable to noncontrolling interests	967,193	(1,660,570)	78,514
Net income attributable to Fund Fourteen	$12,758,456	$1,387,802	$2,338,378

Net income attributable to Fund Fourteen allocable to:
Limited partners	$12,630,871	$1,373,924	$2,314,994
General Partner	127,585	13,878	23,384
	$12,758,456	$1,387,802	$2,338,378

Weighted average number of limited partnership interests outstanding	258,829	243,491	131,915
Net income attributable to Fund Fourteen per weighted average limited
partnership interest outstanding	$48.80	$5.64	$17.55

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Statements of Changes in Equity

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited Partnership	Limited	General	Total Partners'	Noncontrolling	Total
	Interests	Partners	Partner	Equity	Interests	Equity
Balance, December 31, 2009	68,411	$58,640,528	$(25,478)	$58,615,050	$-	$58,615,050

Net income	-	2,314,994	23,384	2,338,378	78,514	2,416,892
Proceeds from sale of limited
partnership interests	124,363	123,673,315	-	123,673,315	-	123,673,315
Sales and offering expenses	-	(13,155,312)	-	(13,155,312)	-	(13,155,312)
Cash distributions	-	(9,695,337)	(97,933)	(9,793,270)	(291,932)	(10,085,202)
Investment by noncontrolling interests	-	(514)	(5)	(519)	1,000,519	1,000,000
Balance, December 31, 2010	192,774	161,777,674	(100,032)	161,677,642	787,101	162,464,743

Net income (loss)	-	1,373,924	13,878	1,387,802	(1,660,570)	(272,768)
Repurchase of limited partnership
interests	(65)	(53,498)	-	(53,498)	-	(53,498)
Proceeds from sale of limited
partnership interests	66,123	65,673,533	-	65,673,533	-	65,673,533
Sales and offering expenses	-	(7,291,595)	-	(7,291,595)	-	(7,291,595)
Cash distributions	-	(18,987,222)	(191,790)	(19,179,012)	(6,046,713)	(25,225,725)
Investment by noncontrolling interests	-	-	-	-	20,316,111	20,316,111
Exchange of noncontrolling interests
in joint venture	-	-	-	-	(1,734,169)	(1,734,169)
Balance, December 31, 2011	258,832	202,492,816	(277,944)	202,214,872	11,661,760	213,876,632

Net income	-	12,630,871	127,585	12,758,456	967,193	13,725,649
Repurchase of limited partnership
interests	(5)	(4,486)		(4,486)	-	(4,486)
Cash distributions	-	(20,706,372)	(209,155)	(20,915,527)	(750,746)	(21,666,273)
Investment by noncontrolling interests	-	-	-	-	2,683,745	2,683,745
Exchange of noncontrolling interests
in joint venture	-	-	-	-	(2,546,245)	(2,546,245)
Balance, December 31, 2012	258,827	$194,412,829	$(359,514)	$194,053,315	$12,015,707	$206,069,022

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows
(unaudited)

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2012	2011	2010
Cash flows from operating activities:
Net income (loss)	$13,725,649	$(272,768)	$2,416,892
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Finance income, net of costs and fees	(477,426)	840,302	296,186
Loss (income) from investment in joint ventures	18,175	(1,353,427)	(2,413,711)
Depreciation	17,069,071	14,185,603	3,467,107
Credit loss	2,636,066	620,000	-
Interest expense from amortization of debt financing costs	975,887	729,195	32,686
Interest expense, other	385,349	235,870	-
Other (income) loss	(17,544)	(10,577)	25,045
Loss on derivative financial instruments	731,806	10,619,755	-
Changes in operating assets and liabilities:
Restricted cash	(4,338,606)	(2,500,000)	-
Other assets, net	(1,879,630)	642,319	(2,587,763)
Accrued expenses and other liabilities	1,724,637	347,991	1,739,886
Deferred revenue	199,370	2,193,998	824,580
Due to General Partner and affiliates	(369,849)	(299,286)	12,314
Distributions from joint ventures	-	1,374,091	2,413,711
Net cash provided by operating activities	30,382,955	27,353,066	6,226,933
Cash flows from investing activities:
Proceeds from sale of equipment	2,043,031	-	-
Purchase of equipment	-	(79,564,939)	(39,468,973)
Principal received on finance leases	5,836,609	6,790,895	1,431,761
Investment in joint ventures	(4,797,315)	(1,050,000)	(214,418)
Distributions received from joint ventures in excess of profits	240,221	3,817,746	2,252,485
Investment in notes receivable	(64,095,652)	(33,157,413)	(36,372,471)
Principal received on notes receivable	39,698,516	6,824,124	1,053,880
Investment in joint ventures by noncontrolling interests	-	-	1,350,000
Investment in notes receivable from joint venture	-	(2,800,000)	-
Net cash used in investing activities	(21,074,590)	(99,139,587)	(69,967,736)
Cash flows from financing activities:
Proceeds from non-recourse long-term debt	-	22,000,000	-
Repayment of non-recourse long-term debt	(20,385,343)	(15,597,082)	(907,292)
Debt financing costs	-	(4,420,000)	-
Sale of limited partnership interests	-	65,673,533	123,673,315
Sales and offering expenses paid	-	(6,166,877)	(11,728,597)
Deferred charges	-	(273,438)	(968,739)
Investment by noncontrolling interests	2,683,745	20,316,111	1,000,000
Distributions to noncontrolling interests	(750,746)	(6,046,713)	(291,932)
Cash distributions to partners	(20,915,527)	(19,179,012)	(9,793,270)
Repurchase of limited partnership interests	(4,486)	(53,498)	-
Net cash (used in) provided by financing activities	(39,372,357)	56,253,024	100,983,485
Net (decrease) increase in cash and cash equivalents	(30,063,992)	(15,533,497)	37,242,682
Cash and cash equivalents, beginning of year	48,783,509	64,317,006	27,074,324
Cash and cash equivalents, end of year	$18,719,517	$48,783,509	$64,317,006

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Financial Statements                                                                                                            (A Delaware Limited Partnership)
Consolidated Statements of Cash Flows
(unaudited)

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Consolidated Statements of Cash Flows

	Years Ended December 31,
	2012	2011	2010
Supplemental disclosure of cash flow information:
Cash paid for interest	$11,814,779	$9,888,212	$572,607
Supplemental disclosure of non-cash investing and financing activities:
Dealer-manager fees due to ICON Securities	$-	$-	$16,526
Organizational and offering expenses due to Investment Manager	$-	$-	$106,361
Organizational and offering expenses charged to equity	$-	$1,124,718	$1,410,189
Exchange of noncontrolling interest in investment in joint ventures for
notes receivable	$-	$10,450,296	$-
Exchange of net investment in finance lease for noncontrolling interest in
investment in joint venture	$-	$1,774,724	$-
Exchange of net investment in note receivable for noncontrolling interest in
investment in joint venture	$2,546,245	$-	$-
Equipment purchased with non-recourse long-term debt paid directly by lender	$-	$172,000,000	$43,550,000
Equipment purchased with subordinated financing provided by seller	$-	$9,000,000	$-

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Forward Looking Information

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Required Disclosure

To fulfill our promises to you we are required to make the following disclosures when applicable:

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 15, and November 15 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.

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